                                                                    EXHIBIT 99.7


                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                        $   495,726.45
Available Funds:
            Contract Payments due and received in this period                                               4,890,550.96
            Contract Payments due in prior period(s) and received in this period                              663,803.72
            Contract Payments received in this period for next period                                         229,909.91
            Sales, Use and Property Tax, Maintenance, Late Charges                                            224,866.40
            Prepayment Amounts related to early termination in this period                                     62,010.23
            Servicer Advance                                                                                        0.00
            Proceeds received from recoveries on previously Defaulted Contracts                                     0.00
            Transfer from Reserve Account                                                                       8,321.63
            Interest earned on Collection Account                                                               8,393.63
            Interest earned on SPG Account                                                                      2,549.36
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
               Section 5.03                                                                                         0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
               contract < Predecessor contract)                                                                     0.00
            Due from Bank of America Derivative Settlement                                                          0.00
            Any other amounts                                                                                       0.00

                                                                                                          --------------
Total Available Funds                                                                                       6,586,132.29
Less: Amounts to be Retained in Collection Account                                                            607,573.22
                                                                                                          --------------
AMOUNT TO BE DISTRIBUTED                                                                                    5,978,559.07
                                                                                                          ==============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

          POOL A

                                       Discounted                                                      Discounted
          Lease #                     Present Value                       Lease #                     Present Value
---------------------------------------------------                ------------------------------------------------
#* 2585-005 (08/03)                    $309,577.88                 #* 2991-001 (01/04)                 1,084,496.10
#* 2012914-001 (08/03)                 $  4,358.78                 #* 2991-003 (01/04)                   257,136.11
#* 9900978-004 (08/03)                 $ 39,959.71                 #* 3110-001 (01/04)                 1,571,482.01
#* 9900978-006 (08/03)                 $ 88,223.39                 #* 3177-001 (01/04)                 1,119,396.71
#* 2858-004 (10/03)                    $ 10,313.38                 #* 3193-001 (01/04)                 1,195,853.27
#* 2002750-001 (10/03)                    8,059.53                 #* 3264-002 (01/04)                    17,108.79
#* 2012750-002 (10/03)                   24,604.18                 #* 3279-001 (01/04)                 1,379,645.82
#* 2013302-001 (10/03)                   14,099.72                 #* 3318-001 (01/04)                   469,181.01
#* 2014030-001 (11/03)                   39,811.35                 #* 3318-002 (01/04)                   501,883.84
#* 2014609-001 (11/03)                   85,348.79                 #* 3320-001 (01/04)                   791,445.01
#* 9900978-007 (11/03)                   15,479.20                 #* 3320-002 (01/04)                   689,392.00
#* 2008734-001 (12/03)                    2,754.98                 #* 3327-002 (01/04)                   655,702.94
#* 2013226-001 (12/03)                   20,375.32                 #* 7000397-001 (01/04)                 60,618.86
#* 2986-002 (01/04)                      56,748.94                 #* 7000464-001 (01/04)                 48,736.51
#* 2987-001 (01/04)                     311,331.74
                                                                   ---------------------
                                                      Totals:      $       10,873,125.87

          POOL B

                                       Discounted                                                 Discounted
          Lease #                     Present Value                   Lease #                    Present Value
---------------------------------------------------            -----------------------------------------------
#* 2012329-001 (09/03)                   13,990.03                                             $          0.00
#* 3340-001 (10/03)                     172,207.35
#* 2010476-002 (10/03)                    4,448.56
#* 2922-001 (11/03)                   2,141,879.07
#* 3335-002 (01/04)                     475,096.53
#* 3447-001 (01/04)                     749,115.67
#* 2011538-001 (01/04)                   22,882.57
#* 2011930-001 (01/04)                    2,177.84

                                                               --------------------
                                                      Totals:  $       3,581,797.62

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                  $  14,454,923.49
   b) ADCB AT CLOSING DATE                                                                     $ 454,734,535.69
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                         3.18%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                         DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XVI. POOL PERFORMANCE MEASUREMENTS

1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                         TOTAL OUTSTANDING CONTRACTS
   This Month                             72,142,709.48   This Month                     251,935,920.10
   1 Month Prior                          77,944,622.65   1 Month Prior                  269,469,131.64
   2 Months Prior                         66,463,772.87   2 Months Prior                 278,221,360.92

   Total                                 216,551,105.00   Total                          799,626,412.66

   a) 3 Month Average                     72,183,701.67   b) 3 Month Average             266,542,137.55

   c) a/b                                         27.08%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                               Yes   X     No
                                                                                                                   -------   -------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                       Yes    X    No
                                                                                                                   -------   -------
   B. An Indenture Event of Default has occurred and is then continuing?                                       Yes         No
                                                                                                                   -------   -------
4. Has a Servicer Event of Default occurred?                                                                   Yes         No
                                                                                                                   -------   -------
5. Amortization Event Check

   A. Is 1c > 8% ?                                                                                             Yes    X    No
                                                                                                                   -------   -------
   B. Bankruptcy, insolvency, reorganization; default/violation
      of any covenant or obligation not remedied within 90 days?                                               Yes         No
                                                                                                                   -------   -------
   C. As of any Determination date, the sum of all defaulted
      contracts since the Closing date exceeds 6% of the ADCB on the Closing Date?                             Yes         No  X
                                                                                                                   -------   -------

6. Aggregate Discounted Contract Balance at Closing Date                        Balance $454,734,535.69
                                                                                        ---------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                        TOTAL            % of Total
                             A.D.C.B.                  A.D.C.B.           A.D.C.B.
                             --------                  --------           --------
30 Days Overdue           20,204,749.11             251,935,920.10         8.020%
60 Days Overdue            5,198,027.76             251,935,920.10         2.063%
90 Days Overdue            8,602,061.47             251,935,920.10         3.414%
120 Days Overdue          12,179,953.23             251,935,920.10         4.835%
150 Days Overdue          51,360,694.78             251,935,920.10        20.386%
180 Days Overdue                   0.00             251,935,920.10         0.000%